                         SECURITIES AND EXCHANGE COMMISSION
                               Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



                        DATE OF REPORT: November 7, 1996
                        (DATE OF EARLIEST EVENT REPORTED)


                      CONSOLIDATED FREIGHTWAYS CORPORATION
              (Exact name of Registrant as specified in charter)


 Delaware                               1-12149                77-0425334
(State or other jurisdiction     (Commission file number)    (I.R.S. Employer
of incorporation or origination)                          Identification Number



                              175 LINFIELD DRIVE
                         MENLO PARK, CALIFORNIA 94025
                    (Address of principal executive office)

                              (415) 326-1700
              Registrant's telephone number, including area code


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ITEM 5.  OTHER INFORMATION

On November 7, 1996, the Board of Directors of Consolidated Freightways, Inc.
(CFI) set a record date of November 15, 1996, and a distribution date of December 2, 1996, for the spinoff of its long-haul trucking business (the Distribution). Consummation of the Distribution would create two separate, publicly traded companies, each offering a variety of premium freight transportation services. Pursuant to the Board's approval, CFI will distribute all of the outstanding capital stock of its newly created wholly owned subsidiary, Consolidated Freightways Corporation (the Registrant). The Registrant will consist of Consolidated Freightways Corporation of Delaware ("CFCD") and its nationwide long-haul motor carrier CF MotorFreight (CFMF) and its Canadian operations, including Canadian Freightways, Ltd., Epic Express, Milne & Craighead and Canadian Sufferance Warehouses and other related businesses, as well as Leland James Service Corporation ("LJSC"), an administrative service provider.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                                                                PAGE NO.

  (A)  Pro Forma Condensed Financial Information
              Pro Forma Condensed Consolidated Statements
               of Operations for the Three Months Ended
               March 31, June 30 and September 30, 1996 and the
               Nine Months Ended September 30, 1996.                  3
              Pro Forma Condensed Consolidated Statements of
               Operations for the Three Months Ended March 31,
               June 30, September 30, and December 31, 1995
               and the Year Ended December 31, 1995.                  4

  (C)  EXHIBITS

       99     Consolidated Freightways Corporation, Pro Forma
               Condensed Consolidated Financial Information.
              Pro Forma Condensed Consolidated Balance Sheet
               as of September 30, 1996.
              Pro Forma Condensed Consolidated Statement of
               Operations for the Nine Months Ended September
               30, 1996.
              Pro Forma Condensed Consolidated Statement of
               Operations for the Year Ended December 31, 1995.


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The following unaudited pro forma condensed consolidated statements of operations for each of the three quarters and for the nine months ended September 30, 1996, and each of the four quarters and for the year ended December 31, 1995, have been prepared assuming the Distribution occurred as of January 1, 1996 and 1995, respectively. The unaudited pro forma condensed consolidated statements of operations are based upon available information and upon certain assumptions that the Registrant believes are reasonable. This pro forma data does not purport to be indicative of the consolidated results of operations that would have occurred had the Distribution occurred on the dates indicated, or which may be attained in the future. Adjustments made to the pro forma data (which adjustments are discussed in greater detail in exhibit 99 included herein) primarily include the adjustment for the effects on depreciation expense and sub-lease rental income from third parties, resulting from the pro forma transfer of certain real properties; the elimination of intercompany interest expense formerly charged on advances payable to CFI from the Registrant, and the tax effects of these adjustments. The following unaudited pro forma condensed consolidated statements of operations should be read in conjunction with, and are qualified in their entirety by reference to, the pro forma condensed consolidated financial statements (including notes thereto) included as exhibit 99 herein.

Consolidated Freightways Corporation
Pro Forma Condensed Consolidated Statements of Operations
(In Millions and Unaudited)


                                Three Months Ended                  Nine Months
                          --------------------------------                Ended
                          Mar. 31,      June 30,    Sep 30,             Sep 30,
                             1996          1996       1996                 1996
                          -------       --------    -------         -----------
Revenues                  $502.5         $530.0     $559.6             $1,592.1

Operating Loss             (24.7)         (13.8)      (2.4)               (40.9)

Other Income (Expense)
 Investment income            .1             .1         --                   .2
 Interest expense            (.2)           (.2)       (.2)                 (.6)
 Miscellaneous, net          (.7)            .3        1.4                  1.0
                          -------       --------    -------         -----------
                             (.8)            .2        1.2                   .6

Loss before income
 tax benefits              (25.5)         (13.6)      (1.2)               (40.3)
Income tax benefits         (7.9)          (4.2)       (.3)               (12.4)
                          -------       --------    -------         -----------
Net loss applicable to
 common shareholders      $(17.6)         $(9.4)      $(.9)              $(27.9)
                          -------       --------    -------         -----------
                          -------       --------    -------         -----------


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Consolidated Freightways Corporation
Pro Forma Condensed Consolidated Statements of Operations
(In Millions and Unaudited)


                                       Three Months Ended
                          ------------------------------------------        Year Ended
                          Mar. 31,      June 30,    Sep 30,   Dec 31,          Dec 31,
                             1995          1995       1995      1995              1995
                          -------       --------    -------   -------      -----------
Revenues                  $546.7         $535.5     $525.4    $499.0        $2,106.6

Operating Income (Loss)      6.4             .6       (8.0)    (42.3)          (43.3)

Other Income (Expense)
 Investment income            .1             .1         .4        .1              .7
 Interest expense            (.7)            .3        (.3)      (.2)            (.9)
 Miscellaneous, net           .3             .2         .9      (2.2)            (.8)
                          -------       --------    -------   -------      -----------
                             (.3)            .6        1.0      (2.3)           (1.0)

Income (loss) before
 income taxes (benefits)     6.1            1.2       (7.0)    (44.6)          (44.3)
Income taxes (benefits)      2.0             .4       (2.2)    (14.3)          (14.1)
                          -------       --------    -------   -------      -----------
Net income (loss)
 applicable to common
 shareholders             $  4.1         $   .8     $ (4.8)   $(30.3)       $  (30.2)
                          -------       --------    -------   -------      -----------
                          -------       --------    -------   -------      -----------

                                  SIGNATURE

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Consolidated Freightways Corporation

Dated: November 19, 1996            by: /s/ W. Roger Curry
       ------------------           ----------------------------------------
                                    Name: W. Roger Curry
                                    Title: President and Chief Executive Officer